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Exhibit 10.1(b)

            AMENDMENT NO. 1 and WAIVER dated as of March 10, 2003 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 25, 2002 (the "Credit Agreement"), among STONE CONTAINER CORPORATION, a Delaware corporation ("Stone"), SMURFIT-STONE CONTAINER CANADA INC., a corporation continued under the Companies Act (Nova Scotia) ("SSC Canada" and, together with Stone, the "Borrowers"), the lenders party thereto (the "Lenders"), JPMORGAN CHASE BANK, a New York banking corporation, as agent for the Lenders (an "Agent"), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as agent for the Lenders (an "Agent"), as collateral agent for the Lenders, as administrative agent for the Lenders (the "Administrative Agent"), as swingline lender (the "Swingline Lender") and as Revolving Facility Facing Agent, and DEUTSCHE BANK AG, CANADA BRANCH, an authorized foreign bank permitted to carry on business in Canada and listed in Schedule III of the Bank Act (Canada), as Canadian administrative agent for the Lenders and as Revolving (Canadian) Facility Facing Agent (together with the Revolving Facility Facing Agent, the "Facing Agents").

        A.    Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline Lender and the Facing Agents have extended, and have agreed to extend, credit to the Borrowers.

        B.    The Borrowers have informed the Agents that (i) Stone, SSCC, SSCC LUX I S.A.R.L., SSCC LUX VII S.A.R.L., Smurfit Canada Holdings Limited and Smurfit International B.V. executed an Exchange and Sale Agreement dated February 20, 2003 and (ii) Stone, SSCC, SSCC LUX V S.A.R.L., SSCC LUX III S.A.R.L., Smurfit Investments France S.A. and Smurfit International B.V. executed a Stock Purchase Agreement dated February 20, 2003, pursuant to which the MBI Transaction (including the Europa Carton Sale) shall be effected. Upon the consummation of the MBI Transaction, (x) a Subsidiary shall sell to one or more subsidiaries of JSG (a "JSG Sub") and a JSG Sub shall purchase from a Subsidiary all of the equity interests of a portion of SSC Canada's European Subsidiaries and Stone's European Subsidiaries, (y) a JSG Sub shall sell to a Subsidiary and a Subsidiary shall purchase from a JSG Sub the remaining equity interests of MBI Limited and Smurfit-MBI not already owned by SSC Canada and (z) a JSG Sub shall pay to a Subsidiary gross proceeds of approximately Euro 185,000,000 in cash.

        C.    In connection with the MBI Transaction, the Borrowers have requested that the Requisite Lenders (as defined in Section 4 below) agree to (i) waive certain provisions of the Credit Agreement to the extent, but only to the extent, necessary to permit the Borrowers to allocate the Net Cash Proceeds of the MBI Transaction (the "MBI

Proceeds") to the prepayment of Term Loans on the terms set forth herein and (ii) amend certain provisions of the Credit Agreement. The Requisite Lenders are willing so to amend the Credit Agreement and to grant such waiver on the terms and subject to the conditions set forth herein.

        D.    Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    Amendments.

        (a)   Section 6.10(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(b) Cause each wholly owned Domestic Subsidiary that is or becomes a Material Subsidiary and each wholly owned Canadian Subsidiary (in each case, other than any Inactive Subsidiary) to undertake the obligation of, and to become a Guarantor pursuant to, the St. Laurent (U.S.) Subsidiary Guarantee Agreement, the Quebec Subsidiary Guarantee Agreement or the SSC Canada Subsidiary Guarantee Agreement respectively; provided, however, that no (x) Foreign Subsidiary shall be required to guarantee the Obligations of Stone hereunder, (y) each such Subsidiary that owns real or personal property in the State of Maryland shall undertake the obligation of, and become a Guarantor pursuant to, a Maryland Subsidiary Guarantee Agreement, and (z) each such Subsidiary that owns movable or immovable property in the Province of Quebec shall undertake the obligation of, and become a Guarantor pursuant to, the Quebec Subsidiary Guarantee Agreement; provided further, that each Subsidiary that is acquired upon, or formed in connection with, the consummation of the MBI Transaction and that is required to become a Guarantor pursuant to this paragraph (b), shall become a Guarantor as provided above within six months after the consummation of the MBI Transaction."

        (b)   Section 6.10(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(c) From time to time the Borrowers will, at their cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected (or, in the case of the Province of Quebec, published) security interests or hypothecs with respect to such of the assets and properties of Stone and its wholly owned Domestic Subsidiaries and of SSC Canada and the wholly owned Canadian Subsidiaries that are acquired after the Restatement Date, or, in the case of the assets and properties acquired in connection with the MBI Transaction, the Borrowers will secure the Obligations as provided above within six months after the consummation of the MBI Transaction, in each case as either Agent or the Required Lenders shall reasonably request; provided, however, that this paragraph (c) and paragraph (d) below shall not apply to (i) any assets or property located at or otherwise used in the operation of any facility or property listed on Schedule 7.02(a)(xiii) or (ii) any category or type of assets or property other than those which presently secure the Obligations (i.e., stock, real property, equipment, fixtures, inventory and related documents and proceeds thereof); and provided further that, except as provided below with respect to After-Acquired Mortgage Property, the Borrowers shall not be required to take any further action pursuant to this paragraph (c) unless and until the aggregate fair market value of such newly acquired assets and property exceeds U.S.$10,000,000. Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent, and the Borrowers shall deliver or cause to be delivered to the Lenders all such instruments and documents (including customary legal opinions, title insurance policies or title opinions and lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this Section 6.10(c). The Borrowers agree to provide such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien."

        SECTION 2.    Waiver.    The Requisite Lenders hereby waive the provisions of Section 2.13(f) of the Credit Agreement to the extent, but only to the extent, necessary to permit the Borrowers to allocate a greater proportion of, or all of, the mandatory prepayments from the MBI Proceeds to the Tranche C Loans, subject to the provisions of Section 2.17 of the Credit Agreement.

        SECTION 3.    Representations and Warranties.    To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

        SECTION 4.    Effectiveness.    This Amendment shall become effective on the date the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Required Lenders, (ii) Tranche B Lenders holding a majority of the aggregate outstanding principal amount of the Tranche B Loans (together with the Required Lenders, the "Requisite Lenders") and (iii) each of the Borrowers.

        SECTION 5.    Effect of Amendment.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of,

or otherwise affect the rights and remedies of the Lenders, the Agents, the Administrative Agent, the Collateral Agent, the Facing Agents, the Swingline Lender or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

        SECTION 6.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        SECTION 7.    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 8.    Headings.    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

STONE CONTAINER CORPORATION,
by		Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer
SMURFIT-STONE CONTAINER CANADA INC.,
by		Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer
DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as an Agent, Administrative Agent, Collateral Agent, Revolving Facility Facing Agent and Swingline Lender,
by		Marco Orlando

	Name:	Marco Orlando
	Title:	Director
JPMORGAN CHASE BANK, individually and as an Agent,
by		Peter S. Predun

	Name:	Peter S. Predun
	Title:	Vice President

AERIES FINANCE-II LTD.
By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
ADDISON CDO, LIMITED (#1279)
By: Pacific Investment Management Company LLC, as its Investment Advisor,
by		Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
AG CAPITAL FUNDING PARTNERS, L.P.
By: Angelo, Gordon & Co., L.P., as Investment Advisor,
by		John W. Fraser

	Name:	John W. Fraser
	Title:	Managing Director

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. as Attorney-in-fact,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
AIMCO CLO SERIES 2001-A,
by		Chris Goergen

	Name:	Chris Goergen
	Title:	Authorized Signatories
by		Jerry D. Zinkula

	Name:	Jerry D. Zinkula
	Title:	Authorized Signatories
AIMCO CDO SERIES 2000-A,
by		Chris Goergen

	Name:	Chris Goergen
	Title:	Authorized Signatories
by		Jerry D. Zinkula

	Name:	Jerry D. Zinkula
	Title:	Authorized Signatories
ALLSTATE LIFE INSURANCE COMPANY,
by		Chris Goergen

	Name:	Chris Goergen
	Title:	Authorized Signatories

by		Jerry D. Zinkula

	Name:	Jerry D. Zinkula
	Title:	Authorized Signatories
ALLSTATE LIFE INSURANCE COMPANY,
by		Chris Goergen

	Name:	Chris Goergen
	Title:	Authorized Signatories
by		Jerry D. Zinkula

	Name:	Jerry D. Zinkula
	Title:	Authorized Signatories
AMARA-I FINANCE, LTD.
By: INVESCO Senior Secured Management, Inc., as Financial Manager,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
AMARA 2 FINANCE, LTD.
By: INVESCO Senior Secured Management, Inc., as Financial Manager,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory

AMMC CDO II, LIMITED
By: American Money Management Corp., as Collateral Manager,
by		David P. Meyer

	Name:	David P. Meyer
	Title:	Vice President
APEX (TRIMARAN) CDO I, LTD.
By: Trimaran Advisors, L.L.C.,
by		David M. Millison

	Name:	David M. Millison
	Title:	Managing Director

APEX (IDM) CDO I, LTD.
ELC (CAYMAN) LTD. CDO SERIES 1999-I
ELC (CAYMAN) LTD. CDO SERIES 1999-III
ELC (CAYMAN) LTD. 2000-I
TRYON CLO LTD. 2000-I
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
MAPLEWOOD (CAYMAN) LIMITED
SUFFIELD CLO, LIMITED,
by		Glenn P. Duffy

	Name:	Glenn P. Duffy, CFA
	Title:	Managing Director

ARES Leveraged Investment Fund II, L.P.
By: ARES Management II, L.P., as General Partner,
by		Seth J. Brufsky

	Name:	Seth J. Brufsky
	Title:	Vice President
ARES III CLO LTD.
By: ARES CLO Management, LLC, as Investment Manager,
by		Seth J. Brufsky

	Name:	Seth J. Brufsky
	Title:	Vice President
ARES IV CLO LTD.
By: Ares CLO Management IV, L.P., as Investment Manager,
By: Ares CLO GP IV, LLC, as Managing Member,
by		Seth J. Brufsky

	Name:	Seth J. Brufsky
	Title:	Vice President

ARES V CLO LTD.
By: Ares CLO Management V, L.P., as Investment Manager,
By: Ares CLO GP V, LLC, as Managing Member,
by		Seth J. Brufsky

	Name:	Seth J. Brufsky
	Title:	Vice President
ARES VI CLO LTD.
By: Ares CLO GP VI, LLC, as Management Member,
by		Seth J. Brufsky

	Name:	Seth J. Brufsky
	Title:	Vice President
ATHENA CDO, LIMITED (#1277)
By: Pacific Investment Management Company LLC, as Investment Advisor,
by		Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
ATRIUM CDO,
by		David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory

AVALON CAPITAL LTD.
By: INVESCO Senior Secured Management, Inc., as Portfolio Advisor,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
AVALON CAPITAL LTD. 2
By: INVESCO Senior Secured Management, Inc., as Portfolio Advisor,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
BALLYROCK CDO I LIMITED,
by		Lisa Rymut

	Name:	Lisa Rymut
	Title:	Assistant Treasurer
BANK OF AMERICA, N.A.,
by		Michael Balok

	Name:	Michael Balok
	Title:	Managing Director
BANK OF CHINA (CANADA),
by		Dashu Zhu

	Name:	Dashu Zhu
	Title:	Executive Vice President

THE BANK OF NEW YORK,
by		Mark Wrigley

	Name:	Mark Wrigley
	Title:	Vice President
BANK ONE, NA,
by		Karen C. Ryan

	Name:	Karen C. Ryan
	Title:	Director
THE BANK OF NOVA SCOTIA,
by		N. Bell

	Name:	N. Bell
	Title:	Senior Manager
BEDFORD CDO, LIMITED (#1276)
By: Pacific Investment Management Company LLC, as Investment Advisor,
by		Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
BIG SKY SENIOR LOAN FUND, LTD.
By: Eaton Vance Management, as Investment Advisor,
by		Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

BLUE SQUARE FUNDING SERIES 3
By: Deutsche Bank Trust Co. Americas, f/k/a Bankers Trust Co.,
by		Jennifer Bohannon

	Name:	Jennifer Bohannon
	Title:	Assistant Vice President
C-SQUARED CDO LTD.
By: TCW Advisors, Inc., as Portfolio Manager,
by		G. Steven Kalin

	Name:	G. Steven Kalin
	Title:	Vice President
CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
By: Highland Capital Management, L.P., as Authorized Representatives of the Board,
by

Name:
Title:
CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM (#2980)
By: Pacific Investment Management Company LLC, as Investment Advisor,
by		Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President

CAPTIVA III FINANCE LTD. (ACCT. 275)
By: Pacific Investment Management Company LLC,
by		David Dyer

	Name:	David Dyer
	Title:	Director
CAPTIVA IV FINANCE LTD. (ACCT. 1275)
By: Pacific Investment Management Company LLC,
by		David Dyer

	Name:	David Dyer
	Title:	Director
CASTLE HILL I—INGOTS, LTD.
By: Sankaty Advisors, LLC, as Collateral Manager,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director, Portfolio Manager
CASTLE HILL II—INGOTS, LTD.
By: Sankaty Advisors, LLC, as Collateral Manager,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

CERES II FINANCE LTD.
By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent (Financial),
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc., as Investment Advisor,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
CONTINENTAL CASUALTY COMPANY,
by		Marilou R. McGirr

	Name:	Marilou R. McGirr
	Title:	Vice President
CONSTANTINUS EATON VANCE CDO V, LTD.
By: Eaton Vance Management, as Investment Advisor,
by		Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

CREDIT INDUSTRIEL ET COMMERCIAL,
by		Sean Mounier

	Name:	Sean Mounier
	Title:	First Vice President
by		Brian O'Leary

	Name:	Brian O'Leary
	Title:	Vice President
CSAM FUNDING III,
by		David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory
CREDIT AGRICOLE INDOSUZ,
by		Gerard M. Russell

	Name:	Gerard M. Russell
	Title:	Vice President, Manager
by		Laurence F. Grant

	Name:	Laurence F. Grant
	Title:	Senior Relationship Manager
DEBT STRATEGIES FUND, INC.,
by		Joseph Matteo

	Name:	Joseph Matteo
	Title:	Authorized Signatory

DELANO COMPANY (#274)
By: Pacific Investment Management Company LLC, as Investment Advisor,
by		Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
DEUTSCHE BANK AG, CANADA BRANCH,
by		Karyn Curran

	Name:	Karyn Curran
	Title:	Credit Product Manager
by		Paul M. Jurist

	Name:	Paul M. Jurist
	Title:	Managing Director and Principal Officer
DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc., as Investment Advisor,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory

DRYDEN LEVERAGED LOAN CDO 2002-II
By: Prudential Investment Management, Inc., as Collateral Manager,
by		Paul Meiring

	Name:	Paul Meiring
	Title:	Managing Director
DRYDEN III LEVERAGED LOAN CDO 2002
By: Prudential Investment Management, Inc., as Collateral Manager,
by		Paul Meiring

	Name:	Paul Meiring
	Title:	Managing Director
DRESDNER BANK, NEW YORK BRANCH,
by		Lynda Grainger

	Name:	Lynda Grainger
	Title:	Director
by		Brian Smith

	Name:	Brian Smith
	Title:	Director

EASTMAN HILL FUNDING I, LIMITED
By: TCW Asset management Company, as Collateral Manager,
by		Mark L. Gold

	Name:	Mark L. Gold
	Title:	Managing Director
EATON VANCE CDO III, LTD.
By: Eaton Vance Management, as Investment Advisor,
by		Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President
EATON VANCE CDO II, LTD.
By: Eaton Vance Management, as Investment Advisor,
by		Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President
EATON VANCE CDO IV, LTD.
By: Eaton Vance Management, as Investment Advisor,
by		Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management, as Investment Advisor,
by		Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President
EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management, as Investment Advisor,
by		Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President
EATON VANCE VT FLOATING RATE INCOME FUND
By: Eaton Vance Management, as Investment Advisor,
by		Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President
ELF FUNDING TRUST I
By: Highland Capital Management, L.P., as Capital Manager,
by

Name:
Title:

EMERALD ORCHARD LIMITED,
by		Gwen Zirkle

	Name:	Gwen Zirkle
	Title:	Attorney-in-Fact
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND,
by		John H. Costello

	Name:	John H. Costello
	Title:	Assistant Treasurer
FIRST DOMINION FUNDING I,
by		David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory
FIRST DOMINION FUNDING II,
by		David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory
FIRST DOMINION FUNDING III,
by		David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory

THE FOOTHILL GROUP, INC.,
by		Sean T. Dixon

	Name:	Sean T. Dixon
	Title:	Vice President
FOOTHILL INCOME TRUST, L.P.
By: FIT GP, LLC, its Managing General Partner,
by		Sean T. Dixon

	Name:	Sean T. Dixon
	Title:	Managing Member
FRANKLIN CLO I, LIMITED,
by		David Ardini

	Name:	David Ardini
	Title:	Vice President
FRANKLIN CLO II, LIMITED,
by		David Ardini

	Name:	David Ardini
	Title:	Vice President
FRANKLIN CLO III, LIMITED,
by		David Ardini

	Name:	David Ardini
	Title:	Vice President

FRANKLIN FLOATING RATE TRUST,
by		David Ardini

	Name:	David Ardini
	Title:	Assistant Vice President
FRANKLIN FLOATING RATE MASTER SERIES,
by		David Ardini

	Name:	David Ardini
	Title:	Assistant Vice President
FRANKLIN FLOATING RATE DAILY ACCESS FUND,
by		David Ardini

	Name:	David Ardini
	Title:	Assistant Vice President
GALAXY CLO 1999-1, LTD.
by		John G. Lapham, III

	Name:	John G. Lapham III
	Title:	Authorized Agent
GALAXY CLO 2003-1, LTD.
By: CIBC Inc., as Agent
by

Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION,
by		Janet K. Williams

	Name:	Janet K. Williams
	Title:	Duly Authorized Signatory
GLENEAGLES TRADING LLC,
by		Diana L. Mushill

	Name:	Diana L. Mushill
	Title:	Asst. Vice President
GRAYSON & CO.
By: Boston Management and Research, as Investment Advisor,
by		Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President
GREAT POINT CLO 1999-1, LTD.
By: Sankaty Advisors, LLC, as Collateral Manager,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
HARBOUR TOWN FUNDING LLC,
by		Diana L. Mushill

	Name:	Diana L. Mushill
	Title:	Assistant Vice President

HARBOUR TOWN FUNDING TRUST,
by		Diana L. Mushill

	Name:	Diana L. Mushill
	Title:	Assistant Vice President
HARCH CLO I, LTD.,
by		Michael E. Lewitt

	Name:	Michael E. Lewitt
	Title:	Authorized Signatory
HIGHLAND OFFSHORE PARTNERS, L.P.
By: Highland Capital Management, L.P. as Collateral Manager,
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.
HIGHLAND LOAN FUNDING V LTD.
By: Highland Capital Management, L.P. as Collateral Manager,
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

HIGHLAND LEGACY LIMITED
By: Highland Capital Management, L.P. as Capital Manager,
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.
INTERCONTINENTAL CDO S.A. (#1284)
By: Pacific Investment Management Company LLC, as Investment Advisor,
by		Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
INVESCO EUROPEAN CDO I S.A.
By: INVESCO Senior Secured Management, Inc., as Collateral Manager,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
INVESCO CBO 2000-1 LTD.
By: INVESCO Senior Secured Management, Inc., as Portfolio Advisor,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory

JISSEKIKUN FUNDING, LTD. (#1288)
By: Pacific Investment Management Company LLC, as Investment Advisor,
by		Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
JUPITER LOAN FUNDING LLC,
by		Diana L. Mushill

	Name:	Diana L. Mushill
	Title:	Assistant Vice President
KATONAH I, LTD.,
by		Ralph Della Rocca

	Name:	Ralph Della Rocca
	Title:	Authorized Officer, Katonah Capital, as Manager
KATONAH II, LTD.,
by		Ralph Della Rocca

	Name:	Ralph Della Rocca
	Title:	Authorized Officer, Katonah Capital, as Manager
KATONAH III, LTD.,
by		Ralph Della Rocca

	Name:	Ralph Della Rocca
	Title:	Authorized Officer, Katonah Capital, as Manager

KATONAH IV, LTD.,
by		Ralph Della Rocca

	Name:	Ralph Della Rocca
	Title:	Authorized Officer, Katonah Capital, as Manager
KZH CNC LLC,
by		Dorian Herrera

	Name:	Dorian Herrera
	Title:	Authorized Agent
KZH CRESCENT LLC,
by		Dorian Herrera

	Name:	Dorian Herrera
	Title:	Authorized Agent
KZH CRESCENT-2 LLC,
by		Dorian Herrera

	Name:	Dorian Herrera
	Title:	Authorized Agent
KZH CRESCENT-3 LLC,
by		Dorian Herrera

	Name:	Dorian Herrera
	Title:	Authorized Agent

KZH RIVERSIDE LLC,
by		Dorian Herrera

	Name:	Dorian Herrera
	Title:	Authorized Agent
KZH SOLEIL LLC,
by		Dorian Herrera

	Name:	Dorian Herrera
	Title:	Authorized Agent
KZH SOLEIL-2 LLC,
by		Dorian Herrera

	Name:	Dorian Herrera
	Title:	Authorized Agent
LCM I LIMITED PARTNERSHIP
By: Lyon Capital Management, as Attorney-in-Fact,
by		Farboud Tavangar

	Name:	Farboud Tavangar
	Title:	Senior Portfolio Manager
LONG LANE MASGTER TRUST IV
By: Fleet National Bank, as Trust Administrator,
by		Kevin Kearns

	Name:	Kevin Kearns
	Title:	Managing Director

LONGHORN CDO (CAYMAN) LTD.
By: Merrill Lynch Investment Managers, L.P., as Investment Advisor,
by		Joseph Matteo

	Name:	Joseph Matteo
	Title:	Authorized Signatory
LONGHORN CDO II, LTD.
By: Merrill Lynch Investment Managers, L.P., as Investment Advisor,
by		Joseph Matteo

	Name:	Joseph Matteo
	Title:	Authorized Signatory
MAGNETITE IV CLO, LIMITED,
by		M. Williams

	Name:	M. Williams
	Title:	M.D.
BLACK ROCK SENIOR LOAN TRUST,
by		M. Williams

	Name:	M. Williams
	Title:	M.D.
MASTER SENIOR FLOATING RATE TRUST,
by		Joseph Matteo

	Name:	Joseph Matteo
	Title:	Authorized Signatory

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
By: Merrill Lynch Investment Managers, L.P., as Investment Advisor,
by		Joseph Matteo

	Name:	Joseph Matteo
	Title:	Authorized Signatory
MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK LOAN INCOME PORTFOLIO
By: Merrill Lynch Investment Managers, L.P., as Investment Advisor,
by		Joseph Matteo

	Name:	Joseph Matteo
	Title:	Authorized Signatory
NEW ALLIANCE GLOBAL CDO, LIMITED
By: Alliance Capital Management L.P, as Sub-Advisor,
By: Alliance Capital Management Corporation, as General Partner,
by		Sverker Johansson

	Name:	Sverker Johansson
	Title:	Vice President

MONUMENT CAPITAL, LTD.
By: Alliance Capital Management L.P., as Investment Manager,
By: Alliance Capital Management Corporation, as General Partner,
by		Sverker Johansson

	Name:	Sverker Johansson
	Title:	Vice President
NORTHWOODS CAPITAL, LIMITED
By: Angelo, Gordon & Co., L.P., as Collateral Manager,
by		John W. Fraser

	Name:	John W. Fraser
	Title:	Managing Director
NORTHWOODS CAPITAL II, LIMITED
By: Angelo, Gordon & Co., L.P., as Collateral Manager,
by		John W. Fraser

	Name:	John W. Fraser
	Title:	Managing Director
NORTHWOODS CAPITAL III, LIMITED
By: Angelo, Gordon & Co., L.P., as Collateral Manager,
by		John W. Fraser

	Name:	John W. Fraser
	Title:	Managing Director

OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.
By: INVESCO Senior Secured Management, Inc., as Subadvisor,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
OAK HILL CREDIT PARTNERS I, LIMITED
By: Oak Hill CLO Management I, LLC as Investment Manager,
by		Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory
OAK HILL CREDIT PARTNERS II, LIMITED
By: Oak Hill CLO Management II, LLC as Investment Manager,
by		Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory

OAK HILL SECURITIES FUND, L.P.
By: Oak Hill Securities GenPar, L.P., its General Partner,
By: Oak Hill Securities MGP, Inc., its General Partner,
by		Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory
OAK HILL SECURITIES FUND II, L.P.
By: Oak Hill Securities GenPar II, L.P., its General Partner,
By: Oak Hill Securities MGP II, Inc., its General Partner,
by		Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory
OXFORD STRATEGIC INCOME FUND
By: Eaton Vance Management, as Investment Advisor,
by		Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

PAM CAPITAL FUNDING L.P. (CLO III)
By: Highland Capital Management, L.P. as Collateral Manager,
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.
PINEHURST TRADING, INC.,
by		Diana L. Mushill

	Name:	Diana L. Mushill
	Title:	Assistant Vice President
PPM SPYGLASS FUNDING TRUST,
by		Diana L. Mushill

	Name:	Diana L. Mushill
	Title:	Assistant Vice President
PPM SHADOW CREEK FUNDING LLC,
by		Diana L. Mushill

	Name:	Diana L. Mushill
	Title:	Assistant Vice President
PROTECTIVE LIFE INSURANCE COMPANY,
by		Diane S. Griswold

	Name:	Diane S. Griswold
	Title:	Assistant Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By: Prudential Investment Management, Inc., as Investment Advisor,
by		Paul Meiring

	Name:	Paul Meiring
	Title:	Managing Director
RACE POINT CLO, LIMITED
By: Sankaty Advisors, LLC, as Collateral Manager,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
RACE POINT II CLO, LIMITED
By: Sankaty Advisors, LLC, as Collateral Manager,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

RESTORATION FUNDING CLO, LTD.
By: Highland Capital Management, L.P. as Collateral Manager,
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.
REGIONS BANK,
by		Tammy M. Foshee

	Name:	Tammy M. Foshee
	Title:	Assistant Vice President
SANKATY HIGH YIELD PARTNERS II, L.P.,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
SUNAMERICA LIFE INSURANCE COMPANY,
by		John G. Lapham, III

	Name:	John G. Lapham, III
	Title:	Authorized Agent

SL LOANS I LIMITED (SL LOANS I LTD. COLLATERAL LOAN)
By: Highland Capital Management, L.P., as Attorney-in-Fact,
by

Name:
Title:
TEXTRON FINANCIAL CORPORATION,
by		Matthew J. Colgan

	Name:	Matthew J. Colgan
	Title:	Vice President
TORONTO DOMINION (NEW YORK), INC.,
by		Gwen Zirkle

	Name:	Gwen Zirkle
	Title:	Vice President
TUSCANY CDO, LIMITED
By: PPM America, Inc., as Collateral Manager,
by		David C. Wagner

	Name:	David C. Wagner
	Title:	Managing Director

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc., as Asset Manager,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
SEQUILS-LIBERTY, LTD.
By: INVESCO Senior Secured Management, Inc., as Collateral Manager,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory
SAWGRASS TRADING LLC,
by		Diana L. Mushill

	Name:	Diana L. Mushill
	Title:	Assistant Vice President
SENIOR DEBT PORTFOLIO
By: Boston Management and Research, as Investment Advisor,
by		Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

SEQUILS-GLACE BAY, LTD.
By: Royal Bank of Canada, as Collateral Manager,
by		Melissa Marano

	Name:	Melissa Marano
	Title:	Partner
SOCIETE GENERALE,
by		Elizabeth R. Peck

	Name:	Elizabeth R. Peck
	Title:	Director
STANWICH LOAN FUNDING LLC,
by		Diana L. Mushill

	Name:	Diana L. Mushill
	Title:	Assistant Vice President
WINGED FOOT FUNDING TRUST,
by		Diana L. Mushill

	Name:	Diana L. Mushill
	Title:	Authorized Agent

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  Exhibit 10.1(b)